Exhibit 99.1

J. Alexander’s Holdings, Inc. Files Definitive Proxy Materials and Schedules Date of Special Shareholder

Meeting for January 30, 2018

NASHVILLE, Tenn., December 21, 2017 – (BUSINESS WIRE) – J. Alexander’s Holdings, Inc. (NYSE: JAX) (“J. Alexander’s”) today announced that it has filed definitive proxy materials and has scheduled a special meeting of shareholders for January 30, 2018 in connection with J. Alexander’s previously announced acquisition of Ninety Nine Restaurant & Pub (“99 Restaurants”).

J. Alexander’s special meeting of shareholders will be held on January 30, 2018 at 2:00 p.m. Central Time, at the Loews Vanderbilt Hotel, 2100 West End Avenue, Nashville, Tennessee, 37203. The meeting is being held to seek shareholder approval of the merger agreement and the transactions contemplated thereby. Holders of J. Alexander’s common stock of record as of the close of business on December 19, 2017 will be entitled to vote at the meeting.

The J. Alexander’s Board of Directors believes this transaction will create attractive value for, and is in the best interest of, all shareholders, for reasons including:

•	The transaction is expected to be accretive to J. Alexander’s earnings per share.

•	The acquisition presents opportunities for synergies and management estimates that potential synergies could have an annual positive impact on pre-tax income of $1.5 million to $2.0 million.

•	The combination with 99 Restaurants will help J. Alexander’s achieve more rapid growth and increase the scale of operations.

J. Alexander’s Board recommends that shareholders vote “FOR” this transaction on the WHITE proxy card.

Stephens Inc. has provided a fairness opinion. Bass, Berry & Sims PLC is serving as legal advisor to J. Alexander’s.

About J. Alexander’s

J. Alexander’s Holdings, Inc. is a collection of boutique restaurants that focus on providing high quality food, outstanding professional service and an attractive ambiance. The company presently owns and operates the following concepts: J. Alexander’s, Redlands Grill, Stoney River Steakhouse and Grill and Lyndhurst Grill. J. Alexander’s Holdings, Inc. has its headquarters in Nashville, Tennessee. To learn more about J. Alexander’s, please visit www.jalexandersholdings.com.

FORWARD-LOOKING STATEMENTS

In connection with the safe harbor established under the Private Securities Litigation Reform Act of 1995, J. Alexander’s cautions that certain information contained or incorporated by reference in this report and our other filings with the Securities and Exchange Commission, in our press releases and in statements made by or with the approval of authorized personnel is forward-looking information that involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Forward-looking statements discuss our current expectations and projections relating to our financial conditions, results of operations, plans, objectives, future performance and business. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “would,” “can,” “should,” “likely,” “anticipate,” “potential,” “estimate,” “pro forma,” “continue,” “expect,” “project,” “intend,” “seek,” “plan,” “believe,” “target,” “outlook,” “forecast,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements include all statements that do not relate solely to historical or current facts, including statements regarding our expectations, intentions or strategies and regarding the future. J. Alexander’s disclaims any intent or obligation to update these forward-looking statements.

Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things: uncertainties as to whether the requisite approvals of J. Alexander’s shareholders will be obtained; the risk of shareholder litigation in connection with the transaction and any related significant costs of defense, indemnification and liability; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances that may give rise to the payment of a termination fee by J. Alexander’s; the effects of disruptions to respective business operations of J. Alexander’s or 99 Restaurants resulting from the transactions, including the ability of the combined company to retain and hire key personnel and maintain relationships with suppliers and other business partners; the risks associated with the future performance of the 99 Restaurants business; the risks of integration of the 99 Restaurants business and the possibility that costs or difficulties related to such integration of the 99 Restaurants business and J. Alexander’s will be greater than expected; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the risk associated with the determination of estimated 2018 combined Adjusted EBITDA figures, which are only estimates and are subject to change because of purchase accounting entries, and other factors. Further, the 99 Restaurants business and the businesses of J. Alexander’s remain subject to a number of general risks and other factors that may cause actual results to differ materially. There can be no assurance that the proposed transactions will in fact be consummated.

The statements and assumptions included in statements made by or with the approval of authorized personnel of J. Alexander’s that relate to results of the combined businesses in 2018 and future years assume the accuracy of projections relating to the financial condition and future operating results of 99 Restaurants and J. Alexander’s.

Additional information about these and other material factors or assumptions underlying such forward looking statements are set forth in the reports that J. Alexander’s files from time to time with the SEC, including those items listed under the “Risk Factors” heading in Item 1.A of J. Alexander’s Annual Report on Form 10-K for the year ended January 1, 2017. These forward-looking statements reflect J. Alexander’s expectations as of the date of this communication. J. Alexander’s disclaims any intent or obligation to update these forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

ADDITIONAL INFORMATION FOR SHAREHOLDERS

In connection with the proposed merger, J. Alexander’s has filed with the SEC a definitive proxy statement of J. Alexander’s on Schedule 14A on December 21, 2017, which will be mailed to J. Alexander’s shareholders on or about December 22, 2017. SHAREHOLDERS OF J. ALEXANDER’S ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other filings containing information about J. Alexander’s at the SEC’s website at www.sec.gov. The definitive proxy statement and the other filings may also be obtained free of charge at J. Alexander’s website at www.jalexandersholdings.com under the tab “Investors,” and then under the tab “SEC Filings.”

PARTICIPANTS IN THE SOLICITATION

J. Alexander’s and certain of its directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of J. Alexander’s shareholders in connection with the proposed merger. Information about the directors and executive officers of J. Alexander’s and their ownership of J. Alexander’s common stock is set forth in the proxy statement for J. Alexander’s 2017 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 11, 2017, as well as in the definitive proxy statement regarding the proposed merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction is also included in the definitive proxy statement regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraphs.

NO OFFERS OR SOLICITATIONS

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact

J. Alexander’s Holdings, Inc.

Mark A. Parkey

615-269-1900

Sard Verbinnen & Co

Patrick Scanlan/Danya Al-Qattan

212-687-8080